UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2019

Tableau Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35925	47-0945740
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1621 North 34th Street Seattle, Washington		98103
(Address of principal executive offices)		(Zip Code)

(206) 633-3400

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.0001	DATA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 1, 2019, salesforce.com, inc., a Delaware corporation (“Salesforce”), completed the previously announced acquisition of Tableau Software, Inc., a Delaware corporation (“Tableau”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 9, 2019, by and among Salesforce, Tableau and Sausalito Acquisition Corp., a Delaware corporation and an indirect wholly owned subsidiary of Salesforce (the “Purchaser”).

As previously disclosed, pursuant to the Merger Agreement, on July 3, 2019, the Purchaser commenced an exchange offer (the “Offer”) to acquire all of the issued and outstanding shares of Class A common stock, par value $0.0001 per share, of Tableau (“Tableau Class A Common Stock,” and such shares, “Tableau Class A Shares”), and Class B common stock, par value $0.0001 per share, of Tableau (“Tableau Class B Common Stock,” and such shares, “Tableau Class B Shares,” and Tableau Class B Common Stock together with Tableau Class A Common Stock, “Tableau Common Stock,” and such shares “Tableau Shares”), with each Tableau Share accepted by the Purchaser in the Offer to be exchanged for 1.103 shares of common stock, par value $0.001 per share, of Salesforce (“Salesforce Common Stock”) plus cash in lieu of any fractional shares of Salesforce Common Stock, without interest, and subject to reduction for any applicable withholding taxes (together, the “Transaction Consideration”).

The Offer expired at midnight, Eastern Time, at the end of July 31, 2019 (the “Expiration Time”). The depositary and exchange agent for the Offer has advised that, as of the Expiration Time, a total of 49,138,989 Tableau Class A Shares and 10,348,127 Tableau Class B Shares had been validly tendered and not validly withdrawn pursuant to the Offer, of which Tableau Shares represented approximately 68.0% of the aggregate voting power of Tableau Shares outstanding immediately after the consummation of the Offer. On August 1, 2019, the Purchaser accepted for exchange all Tableau Shares validly tendered and not validly withdrawn pursuant to the Offer.

On August 1, 2019, pursuant to the terms of the Merger Agreement and in accordance with Section 251(h) of the General Corporation Law of the State of Delaware, the Purchaser merged with and into Tableau (the “Merger”), with Tableau continuing as the surviving corporation and an indirect wholly owned subsidiary of Salesforce. In the Merger, each Tableau Share that was issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than any shares that were excluded pursuant to the terms of the Merger Agreement) at the Effective Time was converted into the right to receive the Transaction Consideration.

The foregoing descriptions of the Offer, the Merger and the Merger Agreement in this Item 2.01 do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Tableau’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on June 10, 2019, and is incorporated herein by reference.

The information set forth in Items 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

Before market open on August 1, 2019, in connection with the consummation of the Offer and the Merger, Tableau (i) notified the New York Stock Exchange (“NYSE”) of the consummation of the Merger and (ii) requested that NYSE file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister Tableau Class A Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Tableau Class A Shares ceased trading on NYSE prior to open of trading on August 1, 2019. Tableau also intends to file with the SEC a Form 15 requesting that Tableau’s reporting obligations under Section 13 and 15(d) of the Exchange Act be suspended. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

As a result of the Merger, each Tableau Share that was issued and outstanding immediately prior to the Effective Time (other than any shares that were excluded pursuant to the terms of the Merger Agreement and other than Tableau Shares tendered into the Offer and accepted by Purchaser) at the Effective Time was converted into the right to receive the Transaction Consideration. Accordingly, at the Effective Time, Tableau’s stockholders immediately before the Effective Time ceased to have any rights in Tableau as stockholders, other than their right to receive the Transaction Consideration. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Change in Control of Registrant.

At the Effective Time, the Purchaser merged with and into Tableau, with Tableau continuing as the surviving corporation and an indirect wholly owned subsidiary of Salesforce. As a result, a change of control of Tableau occurred. The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, upon the consummation of the Merger, Adam Selipsky became the sole director of Tableau. In connection therewith, each of Patrick Hanrahan, Christopher Stolte, Christian Chabot, William Bosworth, Elliott Jurgensen, Jr., Hilarie Koplow-McAdams, Gerri Martin-Flickinger, John McAdam and Brooke Seawell tendered their respective resignations as directors from the board of directors of Tableau and from all committees of the board of directors of Tableau on which such directors served, effective as of the Effective Time. The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, in connection with the consummation of the Merger, the certificate of incorporation and by-laws attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K became the certificate of incorporation and by-laws of Tableau. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1

Agreement and Plan of Merger, dated as of June 9, 2019, by and among salesforce.com, inc., Sausalito Acquisition Corp. and Tableau Software, Inc. (incorporated by reference to Exhibit 2.1 to Form 8-K filed by Tableau Software, Inc. with the Securities and Exchange Commission on June 10, 2019)

3.1	Amended and Restated Certificate of Incorporation of Tableau Software, Inc., dated as of August 1, 2019

3.2	Amended and Restated By-laws of Tableau Software, Inc., dated as of August 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABLEAU SOFTWARE, INC.

By:	/s/ Keenan M. Conder
Keenan M. Conder Executive Vice President, General Counsel and Corporate Secretary

Date: August 1, 2019